EXHIBIT 10.21

                                       FTC
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                                COMMERCIAL CORP.
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                           AMENDMENT NO. 1 TO INVENTORY LOAN FACILITY AGREEMENT

         This Amendment No. 1 to Inventory Loan Facility Agreement (this "Amendment") is entered into as of October 1, 2006 by and between FTC COMMERCIAL CORP. ("FTC" , "we" or "us") and VERSATILE ENTERTAINMENT, INC., a California limited liability company ("Client" or "you"), with reference to the following:

         A. FTC and Client are parties to an Inventory Loan Facility Agreement dated September 1, 2006 (the "Inventory Agreement"), the provisions of which are incorporated into this Amendment.

         B. FTC and Client desire to amend the Inventory Agreement, as set forth herein.

         NOW, THEREFORE, FTC and Client agree as follows:

         1. All references in the Inventory Agreement to the "BRL Subsidiaries" shall include William Rast Sourcing, LLC, a California limited liability company ("WRS") and all references in the Inventory Agreement to the "BRL Subsidiaries Agreements" shall include the Factoring Agreement between FTC and WRS dated October 1, 2006, the Inventory Loan Facility Agreement between FTC and WRS dated October 1, 2006 and all of the other agreements between FTC and WRS.

         2.  The  first  three   paragraphs   which  follow  the  definition  of
"Obligations" at the top of page 2 of the Inventory Agreement are revised to read as follows:

         This Agreement shall confirm our mutual understanding and agreement that, subject to the terms and conditions of the Company Agreements, and provided that no default or Event of Default under any of the Company Agreements and no termination of the Factoring Agreement has occurred, FTC may, in its sole and absolute discretion, extend an inventory loan facility to the Company in an aggregate principal amount outstanding at any time not to exceed the lesser of (a) the Inventory Base or (b) up to $1,000,000 minus the aggregate amount of then outstanding inventory loans made to any subsidiaries of Bella Rose, LLC (the "BRL Subsidiaries") which enter into factoring and inventory loan arrangements with FTC (the " BRL Subsidiaries Agreements")

         The interest rate charged on outstanding inventory loans under this Agreement will be the same rate charged in Section 23 of the Factoring Agreement and will be calculated, computed and payable in accordance with the provisions of Section 23.

         This Agreement shall terminate, at FTC's discretion, on the date which is the earlier to occur of: (a) the date on which a default or Event of Default occurs under this Agreement, the Company Agreements, the Factoring Agreement between FTC and Bella Rose, LLC dated October 12, 2005 (as amended, the "BRL Factoring Agreement") or any of the other agreements between BRL and FTC (the BRL Factoring Agreement and all such other agreements between BRL and FTC are collectively the "BRL Agreements"), or the BRL Subsidiaries Agreements; or (b) the date on which the Factoring Agreement or the BRL Factoring Agreement or any factoring agreement between FTC and any of the BRL Subsidiaries is terminated in accordance with the notice provisions thereof.


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         3. Except as amended  hereby,  the Inventory  Agreement shall remain in full force and effect and unmodified. Client hereby reaffirms each and every one of its representations, warranties and covenants under the Inventory Agreement.


         4. Any reference in the Inventory Agreement to "this Agreement", "herein", "hereunder" or words of similar meaning shall mean the Inventory Agreement as amended by this Amendment.

         5. Client hereby represents and warrants to FTC that this Amendment has been duly authorized by all necessary action on the part of Client and constitutes a valid and legally binding obligation of Client, enforceable against Client in accordance with its terms.

         6. This Amendment shall be governed by the laws of the State of California without regard to the conflicts of law principles thereof.

         6. The Inventory Agreement, as amended by this Amendment, constitutes the entire agreement between FTC and Client as to the subject matter hereof and may not be altered or amended except by written agreement signed by FTC and Client. No provision hereof may be waived by FTC except upon written waiver executed by FTC.

         7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         Executed at Los Angeles, California, as of the date first set forth above.

FTC COMMERCIAL CORP.                        VERSATILE ENTERTAINMENT, INC.

By: /s/ Ken Wengrod                         By: /s/ Edward C. Houston
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Name:  Ken Wengrod                          Name:  Edward C. Houston
Title: President                            Title: President


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